 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FIRST LIBERTY POWER, CORP.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST LIBERTY POWER CORP.
7251 West Lake Mead Blvd, Suite 300
Las Vegas, NV 89128
(702) 675-8198

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY __, 2015

December 11, 2014

To Our Stockholders:

Notice is hereby given that First Liberty Power Corp. will hold a special meeting of stockholders on January __, 2015 at 2:00 pm (local time) at Suite 300, 7251 West Lake Mead Blvd, Las Vegas, NV 89128 (the "Meeting"). The Meeting is being held for the following purposes:

1.	To amend the Articles of Incorporation of the Company to increase the Company’s number of authorized shares of common stock from 1,500,000,000 to 5,000,000,000 (the “Common Stock Increase”);

Our board has fixed the close of business on November 28, 2014 as the record date (“Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting, and each holder of record of shares of Class A preferred stock of the Company will be entitled to eighty (80) votes on each matter properly brought before the Meeting.

By Order of the Board of Directors,

/s/ Robert B. Reynolds Jr.
Robert B. Reynolds Jr.
Chairman of the Board of Directors

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. Additional options are presented for the return of the proxy form.  If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on January __, 2015:  the proxy statement will be available at http://www.firstlibertypower.com/14a-proxy-materials-information/

FIRST LIBERTY POWER CORP.
7251 West Lake Mead Blvd, Ste. 300
Las Vegas, NV 89128
(702) 675-8198

Forward Looking Statements

Certain statements included in this Proxy Statement regarding the Company are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Proxy Statement for the Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Special Meeting of Stockholders (the "Meeting") to be held on January __, 2015 at 2:00pm (local time) at Suite 300, 7251 West Lake Mead Blvd, Las Vegas, NV 89128, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about December __, 2014 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "FLPC" refer to First Liberty Power Corp.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the "Common Stock") and/or a holder of record of shares of Class A preferred stock (the “Preferred Stock”) as of the close of business on November 28, 2014 (the "Record Date").

Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the Record Date, there were 1,244,459,014 shares of Common Stock issued and outstanding, and 5,000,000 shares of Preferred Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is thirty-three and one third percent (33.3%) of the outstanding shares of our company entitled to vote, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope, or by other methods noted on the proxy form. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Interwest Transfer Co., Inc, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Common Stockholders of record on the Record Date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting, and all Preferred Stockholders of record on the Record Date are entitled to eighty (80) votes for each share of Preferred Stock held on all matters to be voted upon at the Meeting,. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

Except as disclosed elsewhere in this Proxy Statement, since August 1, 2013, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital, as more particularly described herein.

PROPOSED AMENDMENTS TO THE COMPANY’S CURRENT ARTICLES OF INCORPORATION.

The Board of Directors has unanimously approved, and is recommending to the shareholders of the Company for approval, the following amendments to the Current Articles (the “Proposed Amendments”):

(1) to amend the Articles of Incorporation of the Company to increase the Company’s number of authorized shares of common stock from 1,500,000,000 to 5,000,000,000 (the “Common Stock Increase”);

Our Articles of Incorporation (the "Articles") currently authorize the issuance of 1,500,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock. On November 28, 2014 our Board of Directors approved, subject to receiving the approval of a majority of the shareholders, an amendment to our Articles to increase our authorized shares of common stock to 5,000,000,000 shares.

The general purpose and effect of the amendment to our corporation's Articles is to increase our authorized share capital, which is expected enhance our corporation's ability to finance the development and operation of our business, and to ensure we have sufficient authorized capital to meet known and potential share issuance obligations.

The Board of Directors has approved, deemed advisable, and recommends that the shareholders of the Company approve the Proposed Amendment.

If the Proposed Amendment is approved by the Company’s shareholders, the Company will file such Proposed Amendment with the Nevada Secretary of State promptly after receipt of such approval. The Proposed Amendment will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State.

We Urge Each Stockholder to Carefully Read the Proposed Amendments Before voting on the Proposed Amendments.

PROPOSED AMENDMENT NO. 1
APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK

Purpose and Effects of Proposed Amendment No. 1 to the Current Articles

As of the Record Date, the Company was authorized, pursuant it its Articles of Incorporation, to issue up to 1,500,000,000 shares of its common stock, and there were 1,244,459,014 shares of its common stock issued and outstanding, and 5,000,000 shares of its Class A preferred stock issued and outstanding. The Board of Directors approved, subject to shareholder approval, an amendment to the Current Articles to increase the authorized share capital of the Company from 1,500,000,000 shares of common stock to 5,000,000,000 shares of common stock with the same par value of $0.001 per share.

The purpose of the Authorized Capital Increase is to increase the number of shares of the Company’s common stock available for issuance to investors, or held in reserve for investors for potential future issuance, who agree to provide the Company with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which the Company’s Board of Directors may determine is in the best interest of the Company and its stockholder to issue shares of common stock.

As of the date of this Information Statement, the Company has identified certain investors who have or would be willing to enter into agreements relating to actual or potential investment in the Company. Futhermore, the Company has contractual obligations to maintain certain reserve levels for specific investments, which obligations we may not be able to meet if we don’t undertake the Authorized Capital Increase. In particular:

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Certain existing investors require that they be provided with additional share reserves totalling 847,027,000 shares of common stock upon the completion of the Authorized Capital Increase. This does not necessarily mean that any or all of shares will be issued, but rather that such shares are held aside in the event they are required to satisfy obligations under their debt structure.

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Other existing investors may require an increase in existing reserves upon the completion of the Authorized Capital Increase. This does not necessarily mean that any or all of shares of common stock will be issued, but rather that such shares are held aside in the event they are required to satisfy obligations under their debt structures.

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Certain potential investors have indicated a willingness to provide additional equity or debt financing, upon the Company having the ability to issue, or place in reserve, additional shares of common stock. This may include investment structures that include preferred shares with conversion options. Any possible investments are at a discussion phase only, and there can be no assurance that we will be able to obtain any such financings. The net proceeds from any such financings would be used for working capital / general corporate purposes, including the further development of the Company’s properties.

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Members of the management of the Company have acquired shares of common stock (10,078,587 shares), but such shares have not yet been issued, and would be issued upon the completion of the Authorized Capital Increase. The purchase price for such shares ranged from .0145 to .005/share, with all prices at a premium to then current market price. The shares were acquired though a conversion of accrued consulting fees into shares.

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An agreement to acquire additional ownership interest of several LLC companies (the “LLC Companies”) in an all-stock transaction was announced on July 21, 2014. Upon completion of this transaction, if all parties agree to sell their respective interests to the Company, up to 15,000,000 shares of common stock would be issued. The deemed price per share is $.01 for this transaction. The reason for entering into the transaction was to significantly increase the Company’s ownership of the LLC operating companies.

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It was announced on July 23, 2014, that Group8 Mining Innovations would be providing $200,000 in additional equity financing, priced at 25% above current market on the day of delivery of funds, with a floor price of $0.01/share. Pursuant to a stock purchase agreement, dated July 20, 2014 with Group8 Mining Innovations, $100,000 has been provided as of November 28, 2014, priced at the floor level, resulting in a share issuance obligation of 10,000,000 shares of common stock. Upon receipt of the remaining $100,000, a further issuance of up to 10,000,000, but not exceeding, 10,000,000 shares of common stock would be required. The reason for entering into the transaction was to acquire additional investment capital into the Company. The net proceeds from any such financings would be used for working capital / general corporate purposes, including the further development of the Company’s properties.

	# of Common Shares, as at the Record Date of November 28, 2014	# of Common Shares, subsequent to increase in Authorized Shares, with the uppermost impact of the above transactions, relative to November 28, 2014, record date.
Authorized	1,500,000,000	5,000,000,000
Issued and Outstanding	1,244,459,014	1,289,537,6011
Reserved for Issuance 2	254,266,381	1,101,293,381
Authorized but Unissued / Not Reserved	1,274,605	2,609,169,018

1 This number reflects the increase if the maximum required shares in the above noted transactions are issued, and includes/assumes the 2nd tranch of the Group8 Mining Innovations being consummated.

2 The Reserved for Issuance figure, both before and after the Increase in Authorized, is representative of the shares reserved for issuance that are the maximum (presently) possible required to satisfy obligations under certain debt structures.

As of the date of this Information Statement, except as disclosed herein, the Company has not entered into any agreements relating to an acquisition of another specified company or specific assets of another specified company, pursuant to which the Company will issue shares of its common stock.

The Authorized Capital Increase will not have any immediate effect on the rights of existing stockholders, except as noted herein. However, if the proposed issuances described herein are completed (excluding the transactions relating to the requests for additional reserves and transactions for indeterminate financing commitments), the Company will issue up to 45,078,587 shares of common stock to the recipients mentioned above (the “Recipients”). Such shares of common stock would represent 3.62% of the total number of shares of our common stock outstanding as of Record Date.

If the issuance to members of management is completed, such individuals may decide to sell their shares of common stock. If members of management sell their shares of common stock, the market price of our common stock could decrease. If the market price of our common stock decreases, the Recipients may have a further incentive to sell the common stock that they hold. These sales may have a further impact on the market price of our common stock.

Although the number of shares of our common stock that our existing stockholders own will not decrease, the common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares after any such proposed issuances are completed. Depending on market liquidity at the time, the sale of a substantial number of shares of our common stock to the Recipients, and the resale of such shares by such Recipients into the public market, or the perception that such sales may occur, could cause the trading price of our common stock to decline, result in substantial dilution to existing stockholders and make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales.

Set forth below is a chart which includes the percentage of shares received by each Recipient if the proposed issuances are completed.

Recipient	Number of Shares	Percentage of Shares Received
Members of Management	10,078,587	0.81%
LLC Companies	15,000,000	1.21%
Group8 Mining Innovations	20,000,000	1.61%

Other than the potential reduction in proportionate ownership, the dilutive effect on earnings per share, and other effects mentioned above, the proposed issuances, if completed, will not have any other material effects on the Company’s existing stockholders.

Potential Anti-Takeover Aspects and Possible Disadvantages of Shareholder Approval of the Increase

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some shareholders. The Board of Directors does not have any current knowledge of any credible effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Authorized Capital Increase may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Authorized Capital Increase outweighs any disadvantages. To the extent that the Authorized Capital Increase may have anti-takeover effects, the Authorized Capital Increase may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders’ interests.

No Dissenter’s Rights

Under the Nevada Revised Statutes, our dissenting shareholders are not entitled to appraisal rights with respect to the Authorized Capital Increase, and we will not independently provide our shareholders with any such right.

The Company has no current plans, proposals or arrangements in place to issue any of the additional shares that will become authorized share capital of the Company pursuant to the Increase in Authorized Common Shares that have not been otherwise disclosed herein.

The Board of Directors unanimously recommends that shareholders vote FOR Proposed Amendment No. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common and preferred stock as of November 28, 2014 by (i) each person or group who is known by us to beneficially own more than 5% of any class of the registrant’s voting securities; (ii) each director; (iii) all such executive officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 7251 West Lake Mead Blvd., Ste. 300, Las Vegas, NV 89128. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table to our knowledge have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them. The information in this table is as of November 28, 2014, based upon 1,244,459,014 shares of common stock issued and outstanding and 5,000,000 shares of Series A Preferred Stock issued and outstanding.

Beneficial ownership of our common stock as of November 28, 2014 by each person or group who is known by us to beneficially own more than 5% of our common stock;

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage Ownership
Group8 Mining Innovations1	83,000,000 – Direct	6.67%

1 The business address of Group8 Mining Innovations is 13785 Research Blvd., Suite 125, Austin, TX 78750. The sole shareholder of Group8 Mining Innovations is Group8 Mining Innovations Ltd, a Hong Kong company, with a registered address in Hong Kong. Don Nicholson, director and CFO / Secretary of Group8 Mining Innovations, exercises 50% voting and investment authority over the shares. Group8 Miining Innovations has acquired, but not yet been issued, 10,000,000 shares of common stock, which number is not included in this total.

Beneficial ownership of our Series A Preferred Stock as of November 28, 2014 by each person or group who is known by us to beneficially own more than 5% of our Series A Preferred Stock;

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Series A Preferred Stock	Percentage Ownership
Group8 Mining Innovations1	5,000,000 – Direct	100%

1 The business address of Group8 Mining Innovations is 13785 Research Blvd., Suite 125, Austin, TX 78750. The sole shareholder of Group8 Mining Innovations is Group8 Mining Innovations Ltd, a Hong Kong company, with a registered address in Hong Kong. Don Nicholson exercises 50% of the voting and investment authority over the shares.

Beneficial ownership of our common stock as of November 28, 2014 by each director and/or officer; and all such executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage Ownership
Robert B. Reynolds, Director, Officer1	3,310,825 – Direct	0.26%
Don Nicholson, Officer, Director2	46,764,138 – Indirect	3.76%
Total, officers and directors as a group	50,074,963	4.00%

1 Robert B. Reynolds is the VP Administration and Management and Director (Chairman) of the Company, and is the direct beneficial owner of the 3,310,825 shares. Mr. Reynolds has also acquired 3,078,587 shares which have not yet been issued by the Company, for a total of 6,389,412 shares. Such shares are expected to to issued if the authorized capital is approved. The spouse of Mr. Reynolds separately holds 5,500 shares.

2 Donald Nicholson is the Chief Executive Officer and Director of the Company and is the indirect beneficial owner of the 5,264,138 shares of common stock directly held by LTV International Holdings Ltd. with a business address of 1301 Bank of America Tower, 12 Harcourt Road Central, Hong Kong. LTV International has also acquired 3,000,000 shares that have not yet been issued by the Company. Such shares are expected to be issued if the increased of authorized capital is approved. Also, of the 83,000,000 shares of common stock held directly by Group8 Mining Innovations, with a business address of 13785 Research Blvd., Suite 125, Austin, TX 78750, Mr. Nicholson is the natural beneficial owner of ½ of the shares, or 41,500,000 shares. A further 10,000,000 shares have been purchased but not yet issued by the Company. Mr. Nicholson is the director of LTV International Holdings Ltd., and exercises voting and investment power over the shares, and is also the director and CFO/ Secretary of Group8 Mining Innovations, and jointly exercises 50% voting and investment authority over the shares.

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days. Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person. Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Mr. Nicholson, who is a member of our board of directors and an officer of the Company, is also a co-founder, co-control, and indirect co-owner (50%) of Group8 Mining Innovations, which as of November 28, 2014, holds 39.62% of the voting control over the Company. Upon completion of the proposed increase, Group8 Mining Innovations is to be issued 10,000,000 shares based on a stock purchase agreement, of which Mr. Nicholson would have a 50% indirect interest in, or 5,000,000 shares. Mr. Nicholson’s business address is 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128. Mr. Nicholson has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

As of November 28, 2014, Mr. Nicholson is the indirect beneficial owner of 8,264,146 shares of common stock of the Company, which shares are directly held by LTV International Holdings Ltd. (“LTV”). On April 30, 2014, Mr. Nicholson acquired 2,407,003 shares of common stock through LTV at a price per share of $0.0145; on March 4, 2013, Mr. Nicholson acquired 2,857,143 shares of common stock through LTV at a price per share of $0.0035, and; on September 19, 2014, Mr. Nicholson acquired 3,000,000 shares of common stock through LTV at a price per share of $0.005. Of these shares, 3,000,000 shares have been purchased but not yet issued by the Company, and such shares would be issued upon the successful completion of the increase in authorized capital.

During the past year, Mr. Nicholson has not been a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Furthermore, Mr. Nicholson does not have any arrangements or understandings with any person with respect to any future employment by the registrant or its affiliates; or with respect to any future transactions to which the registrant or any of its affiliates will or may be a party.

On December 1, 2012, the Company entered into a consulting agreement with LTV to provide management services to the Company over a one year period, which agreement was extended by mutual agreement in 2013. The terms of which require a monthly fee of $5,000 payable to LTV. Mr. Don Nicholson is the designated service provider under the agreement with LTV. For the nine months ended April 30, 2014, an amount of $45,000 was recorded by the Company as management consulting expense and $35,091 was paid in the form of cash and $35,000 was paid in the form of common stock. As of April 30, 2014, an amount of $10,703 has been accrued as accounts payable to related party for LTV.

Robert B. Reynolds is the VP Administration and Management and Director (Chairman) of the Company, and is the direct beneficial owner of the 6,389,412 shares. Of these shares, 3,078,587 shares have been purchased but not yet issued by the Company, and such shares would be issued upon the successful completion of the increase in authorized capital.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to the Company at First Liberty Power Corp, 7251 West Lake Mead Blvd, Ste 300, Las Vegas, NV 89128.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER INFORMATION

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as defined under Exchange Act Rules 13a-15(f) and 14d-14(f). Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

All internal control systems, no matter how well designed, have inherent limitations and may not prevent or detect misstatements. Therefore, even those systems determined to be effective can only provide reasonable assurance with respect to financial reporting reliability and financial statement preparation and presentation. In addition, projections of any evaluation of effectiveness to future periods are subject to risk that controls become inadequate because of changes in conditions and that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of our internal control over financial reporting as of as of the date of this proxy. In making the assessment, management used the criteria issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework. Based on its assessment, management concluded that, as of the date of this proxy, our internal control over financial reporting was not effective and that material weaknesses in ICFR existed related to our failing to conduct Annual General Meetings. This may be counter to corporate governance practices as defined by the various stock exchanges and may lead to less supervision over management.

We are committed to improving our financial organization. It is the Company’s intent to hold an Annual General Meeting to remedy this situation immediately following the 10-K to be filed for the fiscal year ending July 31, 2014. We are hopeful this is a reasonable approach to take to resolve the issue with the focus on a current 10-K filing, and set the cycle for future years based on this timing.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.
By Order of the Board of Directors,

/s/ Robert B. Reynolds Jr.
Robert B. Reynolds Jr.
Chairman of the Board of Directors

PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS OF FIRST LIBERTY POWER CORP.
(the "Company")

TO BE HELD AT SUITE 300, 7251 WEST LAKE MEAD BLVD, LAS VEGAS, NV

ON January __, 2015 at 2:00pm Local Time (the "Meeting")

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Don Nicholson, an officer of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

[ ]	Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by close of business, January __, 2015 using the enclosed envelope or other methods provided.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.
PLEASE MARK YOUR VOTE IN THE BOX.

	For	Against	Abstain

PROPOSAL 1: Amendment to Articles – increase in authorized share capital	[ ]	[ ]	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the Proposals.   When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name and specify the signatory's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.   SEE IMPORTANT INFORMATION AND INSTRUCTIONS BELOW / REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.           This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.           If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.           A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.           A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

          (a)           appoint the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

          (b)           appoint another proxyholder.

5.           The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.
INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be delivered to the office of the Company’s Transfer Agent,

By mail:	Interwest Transfer Co., Inc. c/o Julie Felix P.O. Box 17136, Salt Lake City, UT 84117
By fax:	(801) 277-3147
By email (scan):	Julie Felix, julie@interwesttc.com

at any time up to and including 5:00pm local time on January __, 2015, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Please contact First Liberty Power, at (702) 675-8198 or 800-709-1196 with any questions, or via email at ir@firstlibertypower.com.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on January __, 2015:  the proxy statement will be available at http://www.firstlibertypower.com/14a-proxy-materials-information/